UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
AUGUST 23, 2007
Date of Report (Date of earliest event reported)
SYNTAX-BRILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.68
EX-10.69
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On August 23, 2007, we completed the sale of an aggregate of 3,083,945 shares of our common stock for gross proceeds of $20,000,000. The sale was made pursuant to the terms and conditions of a securities purchase agreement, dated August 23, 2007, with TECO Electric & Machinery Co., Ltd., a manufacturer of electrical components used in our Olevia ™ branded LCD TVs. A copy of the securities purchase agreement is filed herewith as Exhibit 10.68. In connection with the issuance of the common stock, we entered into a registration rights agreement. Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the common stock purchased by TECO. We will pay all expenses incurred in connection with the registration, except for underwriting discounts and commissions. A copy of the registration rights agreement is filed herewith as Exhibit 10.69. A copy of the press release announcing the transaction is filed herewith as Exhibit 99.1.
     The foregoing description of the sale of the shares of our common stock and the registration rights granted in connection therewith is qualified in its entirety by reference to the securities purchase agreement and registration rights agreement, each filed herewith as Exhibits 10.68 and 10.69, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the sale of the common stock. The sale of the common stock was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. In this regard, the securities were sold to a purchaser that made representations to us that (1) the securities were being acquired by the purchaser for investment only and not with view to or for sale in connection with any distribution of the securities, (2) the purchaser had such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment, and (3) the purchaser is an “accredited investor” within the meaning of the Securities Act. We intend to use the net proceeds from the sale of the common stock for working capital and general corporate purposes.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

10.68	Securities Purchase Agreement, dated as of August 23, 2007, between the Registrant and TECO Electric & Machinery Co., Ltd.

10.69	Registration Rights Agreement, dated as of August 23, 2007, between the Registrant and TECO Electric & Machinery Co., Ltd.

99.1	Press release dated August 23, 2007 entitled “Syntax-Brillian Announces $20 Million Strategic Investment, Three-way Alliance with TECO and Kolin”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: August 29, 2007	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.68	Securities Purchase Agreement, dated as of August 23, 2007, between the Registrant and TECO Electric & Machinery Co., Ltd.

10.69	Registration Rights Agreement, dated as of August 23, 2007, between the Registrant and TECO Electric & Machinery Co., Ltd.

99.1	Press release dated March 28, 2007 entitled “Syntax-Brillian Announces $20 Million Strategic Investment, Three-way Alliance with TECO and Kolin”